THIRD AMENDMENT TO MANUFACTURING AGREEMENT
                    --------------------------------------------


                    This Third Amendment made as of May 21, 1996, to Manufacturing Agreement dated December 29, 1989 between SIGNORE, INC., a Delaware corporation ("Seller") and AMERICAN LOCKER SECURITY SYSTEMS, INC., a Delaware corporation ("Buyer").

                    WHEREAS, Seller and Buyer are parties to a Manufacturing Agreement dated December 29, 1989, as amended by the First Amendment to Manufacturing Agreement dated as of May 3, 1995, and as further amended by the Second Amendment to Manufacturing Agreement dated as of March 15, 1996 (such Manufacturing Agreement, as so amended, the "Amended Agreement"); and

                    WHEREAS, Seller and Buyer wish to make certain amendments to the Amended Agreement.

                    NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, Seller and Buyer agree as follows:

                    1. All defined terms used herein shall have the definitions set forth in the Amended Agreement.

                    2.   Buyer and Seller acknowledge that as of
                         December 31, 1995, the Remaining Inventory Value of Locker Inventory (as defined in Section 3(f) of the Amended Agreement) was $1,240,601.69 (after recognition of obsolete inventory described in
                         Section 3(i) below). In accordance with the provisions of Section 3(f) of the Amended Agreement, Buyer has paid to Seller the sum of $78,069.37, receipt of which is acknowledged by Seller.


                    Such $78,069.37 payment is calculated as follows:

                    Actual Inventory 12/31/95                 $1,240,601.69
                    Remaining Inventory Value 1/1/95           1,159,584.85
                                                              -------------
                                                              $   81,016.84
                    Plus Obsolete Inventory                       11,741.05
                                                              -------------
                                                              $   92,757.89
                    Plus Credit Memo from Seller to Buyer         14,688.52
                                                              -------------
                    Payment Due from Buyer to Seller          $   78,069.37
                                                              -------------
                                                              -------------

               3. Buyer and Seller agree (i) that as of December 31, 1995, Locker Inventory contained $11,741.05 in obsolete inventory which was scrapped and deducted from the calculation of Remaining Inventory Value (as defined in Section 3(f) of the Amended Agreement); and (ii) that Locker Inventory determined on a proforma basis as of December 31, 1995 as if all payments required under
                    Section 2 hereof had been made as of that date was $1,240,601.69 (i.e. Remaining Locker Inventory as of January 1, 1995 of $1,159,584.85 less $11,741.05 in obsolete inventory plus the $78,069.37 payments to be made by Buyer under Section 2 hereof plus $14,688.52 in credit memo from Seller to Buyer to reflect scrapped material caused by errors in manufacturing and engineering changes).

               4. Except as expressly provided herein, the Amended Agreement shall remain unamended and in full force and effect.

                    WITNESS the due execution hereof.

                                             SIGNORE, INC.


                                             By /s/ Alex N. Ditonto
                                                ------------------------
                                             Title President

                                             AMERICAN LOCKER SECURITY
                                             SYSTEMS, INC.


                                             By /s/ Harold J. Ruttenberg
                                                -------------------------

                                             Title:    Chairman, Chief
                                                       Executive Officer
                                                       and Treasurer